SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

WEBSTER FINANCIAL CORPORATION.

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Webster Plaza, Waterbury, Connecticut 06702

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 578-2476

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

             On October 15, 2003, Webster Financial Corporation issued a press release describing its results of operations for the fiscal quarter ending September 30, 2003. That press release is furnished as Exhibit 99.1 to this report and attached hereto.

             The information in this Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

/s/ William J. Healy
William J. Healy Executive Vice President and Chief Financial Officer

Date: October 15, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 15, 2003.